UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 16, 2005

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     At a meeting held on March 16, 2005, the Audit Committee of the Board of Directors of Waste Connections, Inc. (the "Company") approved the dismissal of the firm of Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm.

     E&Y's report on the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003 and 2004, and through March 16, 2005, there are no disagreements with E&Y on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its reports. During the period described in the preceding sentence, there were no "reportable events" (as defined in Securities and Exchange Commission Regulation S-K, Item 304 (a) (1) (v)). The Company has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     A copy of E&Y's letter, dated March 22, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     The Audit Committee recently concluded a proposal process for a new independent public accounting firm, and at a meeting held on March 21, 2005, the Audit Committee appointed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm for 2005. During the Company's two most recent fiscal years and through the date of this Report, the Company did not consult with PWC in respect of the Company's consolidated financial statements for the years ended December 31, 2003 and 2004, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. As required by Item 304(a)(2)(d) of SEC Regulation S-K, the Company has requested PWC to review the disclosure required by the Regulation and has provided PWC an opportunity to furnish the Company a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the Company's statements in response to Item 304(a). PWC has indicated that it does not intend to provide such a letter.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     16.1 Letter to the Securities and Exchange Commission from Ernst & Young
          LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WASTE CONNECTIONS, INC.
                                                     (Registrant)

                                                     BY: /s/ Worthing F. Jackman
Date: March 22, 2005                                     -----------------------
                                                         Worthing F. Jackman,
                                                         Chief Financial Officer

DATE: March 22, 2005


                                  EXHIBIT INDEX


Item No.  Description
--------  -----------

 16.1     Letter to the Securities and Exchange Commission from Ernst & Young
          LLP.